Condensed Consolidated Statements of Cash Flows - USD ($)	6 Months Ended
	Jun. 30, 2015	Jun. 30, 2014
Cash flows from operating activities:
Net loss	$ (93,095)	$ (25,651)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock based Compensation	88,557	0
Decrease (increase) in assets:
Accounts payable- related party	4,690	0
Net cash provided by (used in) operating activities	152	(90)
Cash flows from investing activities:
Net cash used in investing activities	0	0
Cash flows from financing activities:
Net cash provided by financing activities	0	0
Net increase (decrease) in cash	152	(90)
Cash - beginning	20	100
Cash - ending	172	10
Supplemental disclosures:
Interest paid	0	0
Income taxes paid	$ 0	$ 0